PRELIMINARY TERM SHEET

FIRST HORIZON
HOME LOANS
(Seller and Master Servicer)

$415,000,000
(Approximate)

First Horizon Alternative Mortgage Securities Trust 2004-AA4
Issuer

Mortgage Pass-Through Certificates
Series 2004-AA4

First Horizon Asset Securities Inc. (FHASI)
Depositor

The following is a preliminary Term Sheet. All terms and statements are subject to change.

citigroup

September 20, 2004

Citigroup Global Markets Inc.

Name:	Telephone:	E-Mail:
James De Mare *Managing Director*	(212) 723-6217	james.p.demare@citigroup.com
Brian Delany *Director*	(212) 723-6217	brian.delany@citigroup.com
Matt Cherwin *Director*	(212) 723-6217	matthew.cherwin@citigroup.com
Julie McDermott *Associate*	(212) 723-6217	julie.a.mcdermott@citigroup.com
Pete Steinmetz *Director*	(212) 723-6391	peter.d.steinmetz@citigroup.com
Chris Galloway *Associate*	(212) 723-6662	christopher.galloway@citigroup.com

Transaction Overview

Offered Certificates:	Approximately $415,000,000 adjustable Class A and B Certificates. The Certificates are backed by 5/6 Hybrid ARM, 10 year Interest Only and fully amortizing, first lien, Alt A Conforming and Non-Conforming mortgage loans.
Cut-Off Date:	September 1, 2004
Settlement Date:	On or about September 30, 2004
1st Distribution Date:	October 25, 2004
Seller and Master Servicer:	First Horizon Home Loans Corporation
Lead & Sole Underwriter:	Citigroup Global Markets Inc.
Collateral:	Comprised of two pools of adjustable-rate, 10 year Interest Only and fully amortizing, first lien, mortgage loans, totaling approximately $415,000,000. The mortgage loans have rates that are fixed for 60 months after the related origination date and then become subject to adjustment on a semi-annual basis based on 6 Month Libor. ("Hybrid ARMs")
Structure:	Senior/Subordinate
Offered Certificates:	Class I-A-1, II-A-1, B-1, B-2 and B-3 Certificates will be offered.
Interest Payments:	The Certificates will bear interest at a variable-rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates (Gross Rate less Servicing Fees) of the Mortgage Loans.

Transaction Overview

Credit Enhancement: Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B Certificates are subordinate to and provide credit enhancement for the Class A Certificates.

Subordination:

Class	Ratings (S&P and Fitch)	Credit Enhancement Levels
Class A Certificates	AAA/AAA	5.50%

First Horizon will select two rating agencies to rate the Class A Certificates and one to rate the Class B certificates. The credit enhancement levels are preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

Payment Priority: Distributions on the Certificates will be made on the 25th day of each month (or next business day). On each distribution date, the trustee will first pay to the senior certificates of each certificate group the amounts of interest and principal distributable to them from available funds from the corresponding mortgage pool. The trustee will then pay interest and principal to the subordinate certificates from the remaining available funds from each mortgage pool.

Available Funds:

The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

1. Payment of interest to the holders of the Class A Certificates in an amount equal to their respective Pass-Through Rates;
2. Payment of principal to the holders of the Class A Certificates; and
3. Payment of interest and principal sequentially to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1, so each Class B certificate shall receive
   (a) The weighted average Net Mortgage Rate of each mortgage pool, weighted on the basis of the group subordinate amount for each mortgage pool.
   (b) Such class' allocable share of principal.

Allocation of Losses: Realized Losses on the mortgage loans will be allocated to the Class B certificates in order of their reverse numerical class designations, until the Certificate Principal Balance of each Class B certificate has been reduced to zero. Thereafter, Realized Losses on the mortgage loans will be allocated to the Class A Certificates.

Cross Collateralization: Cross-collateralization permits available funds from one mortgage pool to be available to cover any available funds deficits for another mortgage pool's senior certificates. Cross-collateralization is only permitted when the principal balances of the group subordinate amount in the cross-collateralizing mortgage pool have been reduced to zero. In such a case, payments of principal and/or interest may be allocated to the senior certificates of another mortgage pool prior to their distribution as principal and/or interest to the subordinate classes. Cross-collateralization may be necessary because of the different payment speeds of the loans in each pool, as well as because of the fact that the subordination for the two Senior Class A Certificates is shared, and therefore different levels of losses in each mortgage pool could cause an imbalance between that pool's principal balance and its related loan balance.

Transaction Overview

Shifting Interest: The Class A Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans until September 2011. After such time the prepayment percentages on the Class B Certificates are as follows:

October 2011 – September 2012	30% of their *pro rata* share
October 2012 – September 2013	40% of their *pro rata* share
October 2013 – September 2014	60% of their *pro rata* share
October 2014 – September 2015	80% of their *pro rata* share
October 2015 – and after	100% of their *pro rata* share

In addition,

(i) if on any distribution date before October 2007, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class B certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the mortgage loans; and

(ii) if on any distribution date on or after October 2007, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class B certificates will receive 100% of their pro Rata share of unscheduled principal prepayments from the mortgage loans;

provided that:

(iii) the aggregate principal balance of the Mortgage Loans 60 days or more delinquent does not exceed 50% of the aggregate certificate principal balance of the subordinate certificates as of that date; and

(iv) the cumulative realized losses do not exceed the then applicable Trigger Amount.

Trigger Amount:

Distribution Date Occurring in the Period:	% of Initial Sum of the Certificate Principal Balances of the Subordinate Certificates
October 2004 – September 2007	20%
October 2007 and thereafter	30%

Call Provision At its option, the Master Servicer (or an affiliate of the Master Servicer) may purchase all of the mortgage loans (and properties acquired on behalf of the trust) when the mortgage loans remaining in the trust; as of the last day of the related collection period, have been reduced to less than **10%** of the principal balance of the mortgage loans in all of the mortgage pools as of the Cut-Off Date. The Class A Certificates and Class B Certificates will be redeemed at par plus accrued interest.

Distribution Date: Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in October 2004.

P&I Advances: The Master Servicer is required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest: The Master Servicer will be obligated to pay an amount each month equal to the lesser of (i) the aggregate Prepayment Interest Shortfall for that month and (ii) the lesser of (x) the product of (a) .0083% and (b) the pool principal balance of the corresponding mortgage pool as of the related determination date.

Underwriting Standards:	The Mortgage Loans were underwritten to the guidelines of the originators as more fully described in the prospectus supplement.
Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.
ERISA Considerations:	The Senior Certificates and the Class B-1, Class B-2, and Class B-3 Certificates are expected to be ERISA eligible as of the Closing Date. The Class B-4, Class B-5 and Class B-6 Certificates are **NOT** expected to be ERISA eligible. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the Offered Certificates.
SMMEA Considerations:	The Senior Certificates and Class B1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA)." The Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will **NOT** be SMMEA eligible.
Form of Registration:	The Senior Certificates, B-1, B-2 and B-3 certificates will be issued in book-entry form through DTC. The Class B-4, B-5 and B-6 certificates will be issued in fully registered, certificated form.
Minimum Denominations:	The Senior certificates will be issued with a minimum denomination of $25,000 with incremental denominations of $1,000. The Class B-1, B-2, and B-3 certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1,000. The Class B-4, B-5, and B-6 certificates will be issued with a minimum denomination of $250,000 with incremental denominations of $1,000. If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.

FHAMS 04 AA4 Conforming Balance Pool	
Aggregate Pool Balance:	$282,761,306
Aggregate AAA Balance (Based upon 5.50% Subordination):	$267,209,434
Mortgage Loan Cut-off Date:	1-Sept-04
Net Coupon:	5.367%
Gross Coupon:	5.749%
Gross Coupon Range:	4.500% – 7.250%
Servicing Fees:	38.2 bps
Net Margin:	1.876%
Gross Margin:	2.251%
WAM (in months):	359 Months
WAM Range (in months):	355 – 360
Interest Reset Frequency:	6 Months
Weighted Average Months to Next Roll:	59 Months
6 Month LIBOR Index:	100%
Initial Adjustment Cap:	6.000%
Subsequent Periodic Caps:	2.000%
Life Caps:	6.000%
Net Life Rate:	11.367%
Gross Life Rate:	11.749%
Weighted Average Original LTV	76.3%
Original LTV Range:	13.7% - 95.0%
Loans that are > 80% LTV with PMI:	100%
Average Original Loan Balance:	$188,287
Largest Original Loan Balance:	$515,000
Full / Alternative Documentation %:	63.0%
Single Family & PUD %:	83.8%
Owner Occupied %:	76.6%
Investor Property %:	20.3%
Weighted Average Fico Score:	717
Fico Score Range:	618 - 816
California %:	16.0%
Interest Only %:	83.2%

citigroup

FHAMS 04 AA4
Conforming Pool

Coupon Distribution	#	Curr UPB	% Total	WAC	FICO	OLTV
4.500 -4.999	17	3,285,783	1.16	4.807	747	71.4
5.000 -5.499	297	58,773,165	20.79	5.289	728	74.4
5.500 -5.999	813	156,630,524	55.39	5.681	717	75.9
6.000 -6.499	230	37,976,386	13.43	6.164	707	77.6
6.500 -6.999	119	21,614,059	7.64	6.650	709	81.1
7.000 -7.250	26	4,481,390	1.58	7.005	702	85.8
WtAvg 5.749	1,502	282,761,306	100.00	5.749	717	76.3

Net Rate	#	Curr UPB	% Total	WAC	FICO	OLTV
4.118 -4.499	17	3,285,783	1.16	4.807	747	71.4
4.500 -4.999	297	58,773,165	20.79	5.289	728	74.4
5.000 -5.499	813	156,630,524	55.39	5.681	717	75.9
5.500 -5.999	230	37,976,386	13.43	6.164	707	77.6
6.000 -6.499	119	21,614,059	7.64	6.650	709	81.1
6.500 -6.868	26	4,481,390	1.58	7.005	702	85.8
WtAvg 5.367	1,502	282,761,306	100.00	5.749	717	76.3

Scheduled Balance	#	Curr UPB	% Total	WAC	FICO	OLTV
45,900 - 49,999	3	142,056	0.05	6.706	715	79.8
50,000 - 59,999	10	533,390	0.19	6.245	711	73.2
60,000 - 69,999	19	1,222,065	0.43	6.045	725	78.2
70,000 - 79,999	34	2,548,182	0.90	5.954	730	74.1
80,000 - 89,999	32	2,698,541	0.95	5.954	717	74.8
90,000 - 99,999	61	5,813,371	2.06	5.883	726	74.8
100,000 - 149,999	374	46,821,212	16.56	5.768	719	77.5
150,000 - 199,999	362	62,987,329	22.28	5.738	715	77.3
200,000 - 249,999	262	58,397,565	20.65	5.767	718	76.8
250,000 - 299,999	192	52,160,559	18.45	5.718	717	76.4
300,000 - 349,999	148	47,225,536	16.70	5.678	716	73.5
350,000 - 399,999	2	750,000	0.27	6.230	635	69.1
450,000 - 499,999	2	946,500	0.33	6.239	776	77.1
500,000 - 515,000	1	515,000	0.18	6.500	729	79.2
Sum 282,761,306	1,502	282,761,306	100.00	5.749	717	76.3

Original Balance	#	Curr UPB	% Total	WAC	FICO	OLTV
45,900 - 49,999	2	92,100	0.03	6.750	703	80.0
50,000 - 59,999	11	583,345	0.21	6.277	714	73.7
60,000 - 69,999	19	1,222,065	0.43	6.045	725	78.2
70,000 - 79,999	31	2,308,439	0.82	5.988	731	76.3
80,000 - 89,999	35	2,938,285	1.04	5.927	717	73.0
90,000 - 99,999	59	5,617,082	1.99	5.879	725	75.3
100,000 - 149,999	376	47,017,500	16.63	5.769	719	77.5
150,000 - 199,999	361	62,787,548	22.21	5.739	715	77.3
200,000 - 249,999	260	57,850,692	20.46	5.769	718	77.2
250,000 - 299,999	193	52,307,825	18.50	5.713	717	75.9
300,000 - 349,999	150	47,824,924	16.91	5.680	717	73.6
350,000 - 399,999	2	750,000	0.27	6.230	635	69.1
450,000 - 499,999	2	946,500	0.33	6.239	776	77.1
500,000 - 515,000	1	515,000	0.18	6.500	729	79.2
Sum 282,807,603	1,502	282,761,306	100.00	5.749	717	76.3

Origination Year	#	Curr UPB	% Total	WAC	FICO	OLTV
2004	1,502	282,761,306	100.00	5.749	717	76.3
	1,502	282,761,306	100.00	5.749	717	76.3

FICO Distribution	#	Curr UPB	% Total	WAC	FICO	OLTV
618 - 619	1	204,000	0.07	5.750	618	80.0
620 - 649	75	15,383,145	5.44	5.874	637	73.9
650 - 679	227	44,880,347	15.87	5.829	667	75.8
680 - 699	246	45,524,780	16.10	5.772	690	76.8
700 - 749	567	103,524,484	36.61	5.752	723	76.7
750 - 799	361	68,470,303	24.21	5.658	772	76.9
800 - 816	25	4,774,247	1.69	5.629	807	67.0
WtAvg>0 717	1,502	282,761,306	100.00	5.749	717	76.3

Original LTV	#	Curr UPB	% Total	WAC	FICO	OLTV
13.74 - 20.00	5	408,418	0.14	5.683	748	17.1
20.01 - 30.00	4	616,582	0.22	5.675	743	23.5
30.01 - 40.00	18	3,262,791	1.15	5.601	717	36.6
40.01 - 50.00	31	6,371,986	2.25	5.462	738	45.3
50.01 - 60.00	51	10,729,664	3.79	5.545	714	55.7
60.01 - 70.00	143	28,370,556	10.03	5.717	708	67.0
70.01 - 80.00	1,170	218,804,186	77.38	5.734	718	79.4
80.01 - 90.00	70	12,111,337	4.28	6.437	712	89.1
90.01 - 95.00	10	2,085,785	0.74	6.005	736	94.9
WtAvg>0 76.31	1,502	282,761,306	100.00	5.749	717	76.3

Property Type	#	Curr UPB	% Total	WAC	FICO	OLTV
Single Family	723	131,808,550	46.61	5.761	716	76.0
PUD Detached	379	76,217,082	26.95	5.657	718	76.6
Condo	149	25,769,343	9.11	5.721	723	76.2
PUD Attached	124	24,674,533	8.73	5.722	716	78.2
Two Family	43	6,777,382	2.40	5.972	737	75.6
Single Family Attached	24	4,130,968	1.46	5.706	732	77.1
Four Family	22	4,410,740	1.56	6.195	698	70.5
Condo Hi Rise	19	4,161,559	1.47	5.742	725	75.6
Three Family	19	4,811,150	1.70	6.501	706	76.5
	1,502	282,761,306	100.00	5.749	717	76.3

Occupancy Type	#	Curr UPB	% Total	WAC	FICO	OLTV
Owner Occupied	1,099	216,445,939	76.55	5.669	715	77.4
Investor	349	57,314,436	20.27	6.050	722	73.0
Second Home	54	9,000,931	3.18	5.759	731	71.4
	1,502	282,761,306	100.00	5.749	717	76.3

Loan Purpose	#	Curr UPB	% Total	WAC	FICO	OLTV
Cashout Refinance	261	52,064,746	18.41	5.880	704	68.9
Construction to Permanent	8	1,959,371	0.69	5.552	704	69.0
Purchase	1,072	198,048,436	70.04	5.716	724	78.6
Rate/Term Refinance	161	30,688,753	10.85	5.758	698	74.4
	1,502	282,761,306	100.00	5.749	717	76.3

Original Term	#	Curr UPB	% Total	WAC	FICO	OLTV
360 - 360	1,502	282,761,306	100.00	5.749	717	76.3
WtAvg 360	1,502	282,761,306	100.00	5.749	717	76.3

Calculated Remaining Term	#	Curr UPB	% Total	WAC	FICO	OLTV
355 - 360	1,502	282,761,306	100.00	5.749	717	76.3
WtAvg 359	1,502	282,761,306	100.00	5.749	717	76.3

Seasoning	#	Curr UPB	% Total	WAC	FICO	OLTV
0 - 0	667	124,305,758	43.96	5.741	717	76.4
1 - 5	835	158,455,548	56.04	5.756	717	76.2
WtAvg 1	1,502	282,761,306	100.00	5.749	717	76.3

Documentation Code	#	Curr UPB	% Total	WAC	FICO	OLTV
Full/Alt Doc	942	178,237,703	63.03	5.649	718	78.3
NINA (No Income/No Asset)	7	988,422	0.35	6.241	729	71.9
NINAE (No Income/No Asset/No Employment)	131	23,098,791	8.17	5.947	728	68.7
No Ratio	84	15,074,304	5.33	6.021	706	72.8
Stated Income (Limited) (NIV)	338	65,362,086	23.12	5.883	714	74.6
	1,502	282,761,306	100.00	5.749	717	76.3

PMI Status	#	Curr UPB	% Total	WAC	FICO	OLTV
No PMI LTV<=80	1,422	268,564,184	94.98	5.716	717	75.6
MGIC	51	9,277,788	3.28	6.351	726	90.2
RMIC	10	1,978,384	0.70	6.549	696	88.4
AMERIN	10	1,573,817	0.56	6.282	693	89.8
GE	8	1,219,803	0.43	6.333	695	90.2
PMI	1	147,330	0.05	6.750	756	90.0
	1,502	282,761,306	100.00	5.749	717	76.3

Loan Type	#	Curr UPB	% Total	WAC	FICO	OLTV
5/25 6M Lib Arm	287	47,588,905	16.83	5.862	708	74.8
5/25 6M Lib Arm 120 Mo IO	1,215	235,172,402	83.17	5.727	719	76.6
	1,502	282,761,306	100.00	5.749	717	76.3

State	#	Curr UPB	% Total	WAC	FICO	OLTV
California	179	45,202,692	15.99	5.696	720	70.8
Virginia	159	34,531,754	12.21	5.670	721	77.9
Arizona	168	27,333,398	9.67	5.787	711	78.7
Maryland	130	26,890,732	9.51	5.711	716	77.3
Georgia	147	23,509,537	8.31	5.653	716	79.2
Washington	91	18,732,762	6.62	5.615	722	76.3
Nevada	71	15,631,208	5.53	5.841	721	74.9
Florida	63	10,684,363	3.78	5.906	718	76.9
Idaho	62	8,852,879	3.13	5.899	711	79.4
Oregon	51	8,672,726	3.07	5.722	715	74.9
Colorado	40	7,282,191	2.58	5.775	730	79.4
North Carolina	46	7,084,725	2.51	5.639	713	77.8
Tennessee	31	4,973,118	1.76	5.788	719	75.7
Utah	35	4,409,287	1.56	5.663	715	79.1
Texas	23	3,762,164	1.33	5.659	723	77.9
Massachusetts	17	3,729,364	1.32	6.172	698	71.4
Rhode Island	18	3,604,307	1.27	6.244	703	73.7
Missouri	23	3,038,831	1.07	5.824	734	74.8
Maine	15	2,879,221	1.02	6.174	726	76.0
Michigan	18	2,828,731	1.00	6.100	716	74.8
<Others>	115	19,117,318	6.76	5.803	711	77.6
	1,502	282,761,306	100.00	5.749	717	76.3

Next Rate Adjustment Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2009-04	1	246,196	0.09	5.750	730	90.0
2009-05	1	210,000	0.07	5.750	713	76.4
2009-06	3	568,201	0.20	5.798	770	78.1
2009-07	40	7,000,563	2.48	5.829	719	78.2
2009-08	790	150,430,589	53.20	5.752	717	76.1
2009-09	667	124,305,758	43.96	5.741	717	76.4
	1,502	282,761,306	100.00	5.749	717	76.3

Rate Frequency Change	#	Curr UPB	% Total	WAC	FICO	OLTV
6 Months	1,502	282,761,306	100.00	5.749	717	76.3
	1,502	282,761,306	100.00	5.749	717	76.3

Margin	#	Curr UPB	% Total	WAC	FICO	OLTV
2.25	1,501	282,427,606	99.88	5.750	717	76.3
2.75	1	333,700	0.12	5.250	748	79.1
WtAvg 2.25	1,502	282,761,306	100.00	5.749	717	76.3

Initial Cap	#	Curr UPB	% Total	WAC	FICO	OLTV
6.00 - 6.00	1,502	282,761,306	100.00	5.749	717	76.3
WtAvg 6.00	1,502	282,761,306	100.00	5.749	717	76.3

Periodic Cap	#	Curr UPB	% Total	WAC	FICO	OLTV
2.00 - 2.00	1,502	282,761,306	100.00	5.749	717	76.3
WtAvg 2.00	1,502	282,761,306	100.00	5.749	717	76.3

Lifetime Maximum	#	Curr UPB	% Total	WAC	FICO	OLTV
10.50 - 10.50	2	457,600	0.16	4.500	737	80.0
10.51 - 11.00	31	5,542,103	1.96	4.927	744	72.9
11.01 - 11.50	500	98,042,583	34.67	5.387	725	74.8
11.51 - 12.00	671	127,151,912	44.97	5.772	714	76.1
12.01 - 12.50	195	33,406,762	11.81	6.306	705	78.5
12.51 - 13.00	101	18,047,511	6.38	6.801	708	82.8
13.01 - 13.25	2	112,835	0.04	7.181	740	87.7
WtAvg 11.75	1,502	282,761,306	100.00	5.749	717	76.3

Life Floor	#	Curr UPB	% Total	WAC	FICO	OLTV
2.250	1,501	282,427,606	99.88	5.750	717	76.3
2.750	1	333,700	0.12	5.250	748	79.1
WtAvg 2.25	1,502	282,761,306	100.00	5.749	717	76.3

Origination Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2004-03	1	246,196	0.09	5.750	730	90.0
2004-04	1	210,000	0.07	5.750	713	76.4
2004-05	3	568,201	0.20	5.798	770	78.1
2004-06	29	5,141,539	1.82	5.861	714	78.3
2004-07	786	149,000,960	52.69	5.753	717	76.1
2004-08	682	127,594,411	45.12	5.740	718	76.4
	1,502	282,761,306	100.00	5.749	717	76.3

Maturity Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2034-04	1	246,196	0.09	5.750	730	90.0
2034-05	1	210,000	0.07	5.750	713	76.4
2034-06	3	568,201	0.20	5.798	770	78.1
2034-07	40	7,000,563	2.48	5.829	719	78.2
2034-08	790	150,430,589	53.20	5.752	717	76.1
2034-09	667	124,305,758	43.96	5.741	717	76.4
	1,502	282,761,306	100.00	5.749	717	76.3

Conforming Flag	#	Curr UPB	% Total	WAC	FICO	OLTV
Yes	1,502	282,761,306	100.00	5.749	717	76.3
	1,502	282,761,306	100.00	5.749	717	76.3

FHAMS 04 AA4 Non-Conforming Balance Pool	
Aggregate Pool Balance:	$132,244,216
Aggregate AAA Balance (Based upon 5.50% Subordination):	$124,970,784
Mortgage Loan Cut-off Date:	1-Sept-04
Net Coupon:	5.674%
Gross Coupon:	6.056%
Gross Coupon Range:	4.625% - 7.250%
Servicing Fees:	38.2 bps
Net Margin:	1.875%
Gross Margin:	2.250%
WAM (in months):	359 Months
WAM Range (in months):	352 – 360
Interest Reset Frequency:	6 Months
Weighted Average Months to Next Roll:	59 Months
6 Month LIBOR Index:	100%
Initial Adjustment Cap:	6.000%
Subsequent Periodic Caps:	2.000%
Life Caps:	6.000%
Net Life Rate:	11.674%
Gross Life Rate:	12.056%
Weighted Average Original LTV:	73.3%
Original LTV Range:	27.24% - 95.0%
Loans that are > 80% LTV with PMI:	100%
Average Original Loan Balance:	$542,184
Largest Original Loan Balance:	$2,736,500
Full / Alternative Documentation %:	43.7%
Single Family & PUD %:	93.2%
Owner Occupied %:	77.2%
Investor Property %:	12.9%
Weighted Average Fico Score:	715
Fico Score Range:	622 – 799
California %:	49.4%
Interest Only %:	84.5%

citigroup

FHAMS 04 AA4
NonConforming Pool

Coupon Distribution	#	Curr UPB	% Total	WAC	FICO	OLTV
4.625 -4.999	1	646,634	0.49	4.625	698	60.9
5.000 -5.499	18	9,283,801	7.02	5.280	724	73.8
5.500 -5.999	90	49,117,601	37.14	5.747	724	72.5
6.000 -6.499	83	42,733,706	32.31	6.159	711	73.0
6.500 -6.999	49	28,082,482	21.24	6.636	705	75.5
7.000 -7.250	3	2,379,993	1.80	7.140	701	72.6
WtAvg 6.056	244	132,244,216	100.00	6.056	715	73.3

Net Rate	#	Curr UPB	% Total	WAC	FICO	OLTV
4.243 -4.499	1	646,634	0.49	4.625	698	60.9
4.500 -4.999	18	9,283,801	7.02	5.280	724	73.8
5.000 -5.499	90	49,117,601	37.14	5.747	724	72.5
5.500 -5.999	83	42,733,706	32.31	6.159	711	73.0
6.000 -6.499	49	28,082,482	21.24	6.636	705	75.5
6.500 -6.868	3	2,379,993	1.80	7.140	701	72.6
WtAvg 5.674	244	132,244,216	100.00	6.056	715	73.3

Scheduled Balance	#	Curr UPB	% Total	WAC	FICO	OLTV
334,000 -349,999	9	3,060,596	2.31	5.948	720	75.3
350,000 -399,999	37	14,028,029	10.61	6.005	713	73.5
400,000 -449,999	56	23,732,611	17.95	6.107	710	76.7
450,000 -499,999	36	16,931,577	12.80	6.051	703	76.1
500,000 -599,999	43	23,506,351	17.77	5.904	726	76.6
600,000 -699,999	33	21,011,047	15.89	6.119	722	71.3
700,000 -799,999	8	5,930,898	4.48	5.989	702	70.5
800,000 -899,999	7	5,843,500	4.42	6.066	734	70.7
900,000 -999,999	5	4,780,000	3.61	6.315	720	62.8
1,000,000 - 1,249,999	5	5,311,250	4.02	6.173	702	68.3
1,250,000 - 1,499,999	4	5,404,652	4.09	6.261	701	66.1
1,500,000 - 2,703,705	1	2,703,705	2.04	5.875	727	64.4
Sum 132,244,216	244	132,244,216	100.00	6.056	715	73.3

Original Balance	#	Curr UPB	% Total	WAC	FICO	OLTV
334,000 -349,999	9	3,060,596	2.31	5.948	720	75.3
350,000 -399,999	36	13,628,036	10.31	5.976	713	73.5
400,000 -449,999	56	23,683,011	17.91	6.115	711	76.7
450,000 -499,999	37	17,381,170	13.14	6.062	702	76.1
500,000 -599,999	43	23,506,351	17.77	5.904	726	76.6
600,000 -699,999	33	21,011,047	15.89	6.119	722	71.3
700,000 -799,999	8	5,930,898	4.48	5.989	702	70.5
800,000 -899,999	7	5,843,500	4.42	6.066	734	70.7
900,000 -999,999	5	4,780,000	3.61	6.315	720	62.8
1,000,000 - 1,249,999	5	5,311,250	4.02	6.173	702	68.3
1,250,000 - 1,499,999	4	5,404,652	4.09	6.261	701	66.1
1,500,000 - 2,736,500	1	2,703,705	2.04	5.875	727	64.4
Sum 132,293,003	244	132,244,216	100.00	6.056	715	73.3

Origination Year	#	Curr UPB	% Total	WAC	FICO	OLTV
2003	1	2,703,705	2.04	5.875	727	64.4
2004	243	129,540,511	97.96	6.060	715	73.5
	244	132,244,216	100.00	6.056	715	73.3

FICO Distribution	#	Curr UPB	% Total	WAC	FICO	OLTV
622 - 649	12	6,021,832	4.55	6.140	635	69.2
650 - 679	46	23,899,622	18.07	6.145	669	73.9
680 - 699	37	18,417,707	13.93	6.167	689	72.7
700 - 749	92	53,301,908	40.31	6.026	721	73.9
750 - 799	57	30,603,147	23.14	5.954	772	72.9
WtAvg>0 715	244	132,244,216	100.00	6.056	715	73.3

Original LTV	#	Curr UPB	% Total	WAC	FICO	OLTV
27.24 - 30.00	1	350,000	0.26	5.625	691	27.2
30.01 - 40.00	3	1,824,644	1.38	5.887	733	32.2
40.01 - 50.00	2	982,227	0.74	5.687	757	43.9
50.01 - 60.00	13	8,225,120	6.22	5.983	721	55.9
60.01 - 70.00	48	32,299,008	24.42	6.046	701	66.7
70.01 - 80.00	172	86,687,702	65.55	6.067	719	78.5
80.01 - 90.00	4	1,481,498	1.12	6.527	722	87.9
90.01 - 94.97	1	394,017	0.30	6.125	671	95.0
WtAvg>0 73.31	244	132,244,216	100.00	6.056	715	73.3

Property Type	#	Curr UPB	% Total	WAC	FICO	OLTV
Single Family	140	75,711,706	57.25	6.102	718	72.6
PUD Detached	69	38,948,189	29.45	5.960	711	74.5
PUD Attached	11	4,846,919	3.67	6.045	708	75.7
Two Family	8	4,278,821	3.24	5.896	713	72.6
Single Family Attached	7	3,733,850	2.82	6.114	698	66.1
Condo	6	2,880,731	2.18	5.857	750	79.6
Condo Hi Rise	2	1,194,000	0.90	6.632	707	77.6
Four Family	1	650,000	0.49	7.000	708	76.5
	244	132,244,216	100.00	6.056	715	73.3

Occupancy Type	#	Curr UPB	% Total	WAC	FICO	OLTV
Owner Occupied	195	102,081,784	77.19	6.045	713	74.8
Investor	31	17,063,359	12.90	6.157	726	68.1
Second Home	18	13,099,074	9.91	6.004	720	68.5
	244	132,244,216	100.00	6.056	715	73.3

Loan Purpose	#	Curr UPB	% Total	WAC	FICO	OLTV
Cashout Refinance	73	39,168,354	29.62	6.123	705	69.7
Construction to Permanent	6	2,737,660	2.07	6.105	695	75.6
Purchase	139	72,305,243	54.68	6.053	725	76.7
Rate/Term Refinance	26	18,032,959	13.64	5.912	700	67.3
	244	132,244,216	100.00	6.056	715	73.3

Original Term	#	Curr UPB	% Total	WAC	FICO	OLTV
360 - 360	244	132,244,216	100.00	6.056	715	73.3
WtAvg 360	244	132,244,216	100.00	6.056	715	73.3

Calculated Remaining Term	#	Curr UPB	% Total	WAC	FICO	OLTV
352 - 360	244	132,244,216	100.00	6.056	715	73.3
WtAvg 359	244	132,244,216	100.00	6.056	715	73.3

Seasoning	#	Curr UPB	% Total	WAC	FICO	OLTV
0 - 0	103	56,136,290	42.45	6.031	715	73.2
1 - 8	141	76,107,926	57.55	6.074	715	73.4
WtAvg 1	244	132,244,216	100.00	6.056	715	73.3

Documentation Code	#	Curr UPB	% Total	WAC	FICO	OLTV
Full/Alt Doc	114	57,803,642	43.71	5.922	716	76.4
NINA (No Income/No Asset)	1	568,750	0.43	5.500	779	65.0
NINAE (No Income/No Asset/No Employment)	16	8,438,743	6.38	6.266	715	62.8
No Ratio	10	5,712,531	4.32	6.235	703	73.3
Stated Income (Limited) (NIV)	103	59,720,551	45.16	6.143	715	71.8
	244	132,244,216	100.00	6.056	715	73.3

PMI Status	#	Curr UPB	% Total	WAC	FICO	OLTV
No PMI LTV<=80	239	130,368,701	98.58	6.050	715	73.1
MGIC	2	782,482	0.59	6.435	704	92.5
AMERIN	2	720,770	0.55	6.422	734	85.6
UGI	1	372,263	0.28	6.500	684	90.0
	244	132,244,216	100.00	6.056	715	73.3

Loan Type	#	Curr UPB	% Total	WAC	FICO	OLTV
5/25 6M Lib Arm	34	20,477,246	15.48	5.993	707	73.0
5/25 6M Lib Arm 120 Mo IO	210	111,766,970	84.52	6.067	717	73.4
	244	132,244,216	100.00	6.056	715	73.3

State	#	Curr UPB	% Total	WAC	FICO	OLTV
California	119	65,292,767	49.37	6.056	719	72.9
Virginia	24	11,117,010	8.41	5.932	724	75.4
Maryland	16	8,111,531	6.13	6.152	721	76.5
Nevada	8	6,150,289	4.65	6.060	712	70.0
Texas	9	5,397,300	4.08	5.829	680	73.4
Arizona	7	4,039,516	3.05	6.361	722	75.8
Massachusetts	5	3,086,987	2.33	6.182	718	76.6
Washington	6	3,036,525	2.30	5.603	705	79.1
North Carolina	5	2,765,900	2.09	6.081	720	61.9
Georgia	5	2,221,874	1.68	5.926	721	80.0
District of Columbia	4	2,074,000	1.57	6.465	695	75.7
New Mexico	3	1,841,300	1.39	5.877	726	76.1
Idaho	4	1,801,760	1.36	6.562	681	76.1
Florida	4	1,763,418	1.33	6.270	681	71.5
Delaware	3	1,455,600	1.10	5.944	706	57.2
Oregon	3	1,431,489	1.08	6.200	688	74.1
New Jersey	3	1,426,953	1.08	6.063	705	68.4
<Others>	16	9,229,997	6.98	6.042	715	72.8
	244	132,244,216	100.00	6.056	715	73.3

Next Rate Adjustment Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2009-01	1	2,703,705	2.04	5.875	727	64.4
2009-05	1	646,634	0.49	4.625	698	60.9
2009-06	1	435,500	0.33	5.125	737	65.0
2009-07	6	3,516,279	2.66	6.326	701	69.8
2009-08	132	68,805,808	52.03	6.088	716	74.1
2009-09	103	56,136,290	42.45	6.031	715	73.2
	244	132,244,216	100.00	6.056	715	73.3

Rate Frequency Change	#	Curr UPB	% Total	WAC	FICO	OLTV
6 Months	244	132,244,216	100.00	6.056	715	73.3
	244	132,244,216	100.00	6.056	715	73.3

Margin	#	Curr UPB	% Total	WAC	FICO	OLTV
2.25	244	132,244,216	100.00	6.056	715	73.3
WtAvg 2.25	244	132,244,216	100.00	6.056	715	73.3

Initial Cap	#	Curr UPB	% Total	WAC	FICO	OLTV
6.00 - 6.00	244	132,244,216	100.00	6.056	715	73.3
WtAvg 6.00	244	132,244,216	100.00	6.056	715	73.3

Periodic Cap	#	Curr UPB	% Total	WAC	FICO	OLTV
2.00 - 2.00	244	132,244,216	100.00	6.056	715	73.3
WtAvg 2.00	244	132,244,216	100.00	6.056	715	73.3

Lifetime Maximum	#	Curr UPB	% Total	WAC	FICO	OLTV
10.63 - 11.00	2	1,028,861	0.78	4.764	707	54.8
11.01 - 11.50	32	16,649,630	12.59	5.389	721	74.0
11.51 - 12.00	104	55,993,301	42.34	5.847	722	72.6
12.01 - 12.50	74	39,688,617	30.01	6.317	710	73.3
12.51 - 13.00	31	17,553,808	13.27	6.747	701	76.2
13.01 - 13.25	1	1,330,000	1.01	7.250	700	70.0
WtAvg 12.06	244	132,244,216	100.00	6.056	715	73.3

Life Floor	#	Curr UPB	% Total	WAC	FICO	OLTV
2.250	244	132,244,216	100.00	6.056	715	73.3
WtAvg 2.25	244	132,244,216	100.00	6.056	715	73.3

Origination Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2003-12	1	2,703,705	2.04	5.875	727	64.4
2004-04	1	646,634	0.49	4.625	698	60.9
2004-05	1	435,500	0.33	5.125	737	65.0
2004-06	6	3,516,279	2.66	6.326	701	69.8
2004-07	130	67,744,380	51.23	6.075	716	73.8
2004-08	105	57,197,718	43.25	6.048	715	73.6
	244	132,244,216	100.00	6.056	715	73.3

Maturity Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2034-01	1	2,703,705	2.04	5.875	727	64.4
2034-05	1	646,634	0.49	4.625	698	60.9
2034-06	1	435,500	0.33	5.125	737	65.0
2034-07	6	3,516,279	2.66	6.326	701	69.8
2034-08	132	68,805,808	52.03	6.088	716	74.1
2034-09	103	56,136,290	42.45	6.031	715	73.2
	244	132,244,216	100.00	6.056	715	73.3

Conforming Flag	#	Curr UPB	% Total	WAC	FICO	OLTV
No	244	132,244,216	100.00	6.056	715	73.3
	244	132,244,216	100.00	6.056	715	73.3

FHAMS 04 AA4 Total Pool	
Aggregate Pool Balance:	$415,005,523
Aggregate AAA Balance (Based upon 5.50% Subordination):	$392,180,219
Conforming Balance %:	68%
Mortgage Loan Cut-off Date:	1-Sept-04
Net Coupon:	5.465%
Gross Coupon:	5.847%
Gross Coupon Range:	4.500% - 7.250%
Servicing Fees:	38.2 bps
Net Margin:	1.875%
Gross Margin:	2.250%
WAM (in months):	359
WAM Range (in months):	352 – 360
Interest Reset Frequency:	6 Months
Weighted Average Months to Next Roll:	59 Months
6 Month LIBOR Index:	100%
Initial Adjustment Cap:	6.000%
Subsequent Periodic Caps:	2.000%
Life Caps:	6.000%
Net Life Rate:	11.465%
Gross Life Rate:	11.847%
Weighted Average Original LTV:	75.4%
Original LTV Range:	13.7% - 95.0%
Loans that are > 80% LTV with PMI:	100%
Average Original Loan Balance:	$237,744
Largest Original Loan Balance:	$2,736,500
Full / Alternative Documentation %:	56.9%
Single Family & PUD %:	86.8%
Owner Occupied %:	76.8%
Investor Property %:	17.9%
Weighted Average Fico Score:	717
Fico Score Range:	618 – 816
California %:	26.6%
Interest Only %:	83.6%

citigroup

FHAMS 04 AA4
Aggregate Pool

Coupon Distribution	#	Curr UPB	% Total	WAC	FICO	OLTV
4.500 -4.999	18	3,932,417	0.95	4.777	739	69.7
5.000 -5.499	315	68,056,966	16.40	5.287	728	74.3
5.500 -5.999	903	205,748,124	49.58	5.697	718	75.0
6.000 -6.499	313	80,710,092	19.45	6.162	709	75.2
6.500 -6.999	168	49,696,541	11.97	6.642	707	78.0
7.000 -7.250	29	6,861,382	1.65	7.051	702	81.2
WtAvg 5.847	1,746	415,005,523	100.00	5.847	717	75.4

Net Rate	#	Curr UPB	% Total	WAC	FICO	OLTV
4.118 -4.499	18	3,932,417	0.95	4.777	739	69.7
4.500 -4.999	315	68,056,966	16.40	5.287	728	74.3
5.000 -5.499	903	205,748,124	49.58	5.697	718	75.0
5.500 -5.999	313	80,710,092	19.45	6.162	709	75.2
6.000 -6.499	168	49,696,541	11.97	6.642	707	78.0
6.500 -6.868	29	6,861,382	1.65	7.051	702	81.2
WtAvg 5.465	1,746	415,005,523	100.00	5.847	717	75.4

Scheduled Balance	#	Curr UPB	% Total	WAC	FICO	OLTV
45,900 - 49,999	3	142,056	0.03	6.706	715	79.8
50,000 - 59,999	10	533,390	0.13	6.245	711	73.2
60,000 - 69,999	19	1,222,065	0.29	6.045	725	78.2
70,000 - 79,999	34	2,548,182	0.61	5.954	730	74.1
80,000 - 89,999	32	2,698,541	0.65	5.954	717	74.8
90,000 - 99,999	61	5,813,371	1.40	5.883	726	74.8
100,000 - 149,999	374	46,821,212	11.28	5.768	719	77.5
150,000 - 199,999	362	62,987,329	15.18	5.738	715	77.3
200,000 - 249,999	262	58,397,565	14.07	5.767	718	76.8
250,000 - 299,999	192	52,160,559	12.57	5.718	717	76.4
300,000 - 349,999	157	50,286,132	12.12	5.694	717	73.6
350,000 - 399,999	39	14,778,029	3.56	6.017	709	73.3
400,000 - 449,999	56	23,732,611	5.72	6.107	710	76.7
450,000 - 499,999	38	17,878,077	4.31	6.061	707	76.2
500,000 - 599,999	44	24,021,351	5.79	5.917	726	76.7
600,000 - 699,999	33	21,011,047	5.06	6.119	722	71.3
700,000 - 799,999	8	5,930,898	1.43	5.989	702	70.5
800,000 - 899,999	7	5,843,500	1.41	6.066	734	70.7
900,000 - 999,999	5	4,780,000	1.15	6.315	720	62.8
1,000,000 - 1,249,999	5	5,311,250	1.28	6.173	702	68.3
1,250,000 - 1,499,999	4	5,404,652	1.30	6.261	701	66.1
1,500,000 - 2,703,705	1	2,703,705	0.65	5.875	727	64.4
Sum 415,005,523	1,746	415,005,523	100.00	5.847	717	75.4

Original Balance	#	Curr UPB	% Total	WAC	FICO	OLTV
45,900 - 49,999	2	92,100	0.02	6.750	703	80.0
50,000 - 59,999	11	583,345	0.14	6.277	714	73.7
60,000 - 69,999	19	1,222,065	0.29	6.045	725	78.2
70,000 - 79,999	31	2,308,439	0.56	5.988	731	76.3
80,000 - 89,999	35	2,938,285	0.71	5.927	717	73.0
90,000 - 99,999	59	5,617,082	1.35	5.879	725	75.3
100,000 - 149,999	376	47,017,500	11.33	5.769	719	77.5
150,000 - 199,999	361	62,787,548	15.13	5.739	715	77.3
200,000 - 249,999	260	57,850,692	13.94	5.769	718	77.2
250,000 - 299,999	193	52,307,825	12.60	5.713	717	75.9
300,000 - 349,999	159	50,885,520	12.26	5.696	717	73.7
350,000 - 399,999	38	14,378,036	3.46	5.989	709	73.2
400,000 - 449,999	56	23,683,011	5.71	6.115	711	76.7
450,000 - 499,999	39	18,327,670	4.42	6.072	705	76.1
500,000 - 599,999	44	24,021,351	5.79	5.917	726	76.7
600,000 - 699,999	33	21,011,047	5.06	6.119	722	71.3
700,000 - 799,999	8	5,930,898	1.43	5.989	702	70.5
800,000 - 899,999	7	5,843,500	1.41	6.066	734	70.7
900,000 - 999,999	5	4,780,000	1.15	6.315	720	62.8
1,000,000 - 1,249,999	5	5,311,250	1.28	6.173	702	68.3
1,250,000 - 1,499,999	4	5,404,652	1.30	6.261	701	66.1
1,500,000 - 2,736,500	1	2,703,705	0.65	5.875	727	64.4
Sum 415,100,606	1,746	415,005,523	100.00	5.847	717	75.4

Origination Year	#	Curr UPB	% Total	WAC	FICO	OLTV
2003	1	2,703,705	0.65	5.875	727	64.4
2004	1,745	412,301,817	99.35	5.847	717	75.4
	1,746	415,005,523	100.00	5.847	717	75.4

FICO Distribution	#	Curr UPB	% Total	WAC	FICO	OLTV
618 - 619	1	204,000	0.05	5.750	618	80.0
620 - 649	87	21,404,977	5.16	5.949	636	72.6
650 - 679	273	68,779,969	16.57	5.939	668	75.2
680 - 699	283	63,942,487	15.41	5.886	690	75.6
700 - 749	659	156,826,392	37.79	5.845	723	75.7
750 - 799	418	99,073,450	23.87	5.750	772	75.7
800 - 816	25	4,774,247	1.15	5.629	807	67.0
WtAvg>0 717	1,746	415,005,523	100.00	5.847	717	75.4

Original LTV	#	Curr UPB	% Total	WAC	FICO	OLTV
13.74 - 20.00	5	408,418	0.10	5.683	748	17.1
20.01 - 30.00	5	966,582	0.23	5.657	724	24.9
30.01 - 40.00	21	5,087,436	1.23	5.704	723	35.1
40.01 - 50.00	33	7,354,213	1.77	5.492	741	45.1
50.01 - 60.00	64	18,954,784	4.57	5.735	717	55.8
60.01 - 70.00	191	60,669,564	14.62	5.892	704	66.8
70.01 - 80.00	1,342	305,491,888	73.61	5.829	718	79.1
80.01 - 90.00	74	13,592,836	3.28	6.447	713	88.9
90.01 - 95.00	11	2,479,802	0.60	6.024	726	94.9
WtAvg>0 75.35	1,746	415,005,523	100.00	5.847	717	75.4

Property Type	#	Curr UPB	% Total	WAC	FICO	OLTV
Single Family	863	207,520,256	50.00	5.886	716	74.8
PUD Detached	448	115,165,271	27.75	5.760	715	75.9
Condo	155	28,650,074	6.90	5.735	725	76.5
PUD Attached	135	29,521,452	7.11	5.775	715	77.7
Two Family	51	11,056,202	2.66	5.942	727	74.5
Single Family Attached	31	7,864,818	1.90	5.900	716	71.9
Four Family	23	5,060,740	1.22	6.299	699	71.3
Condo Hi Rise	21	5,355,559	1.29	5.940	721	76.1
Three Family	19	4,811,150	1.16	6.501	706	76.5
	1,746	415,005,523	100.00	5.847	717	75.4

Occupancy Type	#	Curr UPB	% Total	WAC	FICO	OLTV
Owner Occupied	1,294	318,527,723	76.75	5.790	715	76.6
Investor	380	74,377,795	17.92	6.074	723	71.9
Second Home	72	22,100,005	5.33	5.905	725	69.7
	1,746	415,005,523	100.00	5.847	717	75.4

Loan Purpose	#	Curr UPB	% Total	WAC	FICO	OLTV
Cashout Refinance	334	91,233,100	21.98	5.984	705	69.3
Construction to Permanent	14	4,697,031	1.13	5.874	699	72.8
Purchase	1,211	270,353,679	65.14	5.806	724	78.1
Rate/Term Refinance	187	48,721,713	11.74	5.815	699	71.8
	1,746	415,005,523	100.00	5.847	717	75.4

Original Term	#	Curr UPB	% Total	WAC	FICO	OLTV
360 - 360	1,746	415,005,523	100.00	5.847	717	75.4
WtAvg 360	1,746	415,005,523	100.00	5.847	717	75.4

Calculated Remaining Term	#	Curr UPB	% Total	WAC	FICO	OLTV
352 - 360	1,746	415,005,523	100.00	5.847	717	75.4
WtAvg 359	1,746	415,005,523	100.00	5.847	717	75.4

Seasoning	#	Curr UPB	% Total	WAC	FICO	OLTV
0 - 0	770	180,442,048	43.48	5.831	717	75.4
1 - 8	976	234,563,475	56.52	5.859	717	75.3
WtAvg 1	1,746	415,005,523	100.00	5.847	717	75.4

Documentation Code	#	Curr UPB	% Total	WAC	FICO	OLTV
Full/Alt Doc	1,056	236,041,344	56.88	5.716	717	77.8
NINA (No Income/No Asset)	8	1,557,172	0.38	5.970	747	69.4
NINAE (No Income/No Asset/No Employment)	147	31,537,534	7.60	6.033	725	67.1
No Ratio	94	20,786,835	5.01	6.080	705	72.9
Stated Income (Limited) (NIV)	441	125,082,638	30.14	6.007	715	73.3
	1,746	415,005,523	100.00	5.847	717	75.4

PMI Status	#	Curr UPB	% Total	WAC	FICO	OLTV
No PMI LTV<=80	1,661	398,932,885	96.13	5.825	717	74.8
MGIC	53	10,060,270	2.42	6.358	724	90.4
AMERIN	12	2,294,587	0.55	6.326	706	88.5
RMIC	10	1,978,384	0.48	6.549	696	88.4
GE	8	1,219,803	0.29	6.333	695	90.2
UGI	1	372,263	0.09	6.500	684	90.0
PMI	1	147,330	0.04	6.750	756	90.0
	1,746	415,005,523	100.00	5.847	717	75.4

Loan Type	#	Curr UPB	% Total	WAC	FICO	OLTV
5/25 6M Lib Arm	321	68,066,151	16.40	5.901	708	74.2
5/25 6M Lib Arm 120 Mo IO	1,425	346,939,372	83.60	5.836	718	75.6
	1,746	415,005,523	100.00	5.847	717	75.4

State	#	Curr UPB	% Total	WAC	FICO	OLTV
California	298	110,495,460	26.63	5.909	720	72.0
Virginia	183	45,648,764	11.00	5.734	722	77.3
Maryland	146	35,002,263	8.43	5.814	717	77.1
Arizona	175	31,372,914	7.56	5.861	712	78.3
Georgia	152	25,731,411	6.20	5.677	716	79.2
Nevada	79	21,781,497	5.25	5.903	718	73.5
Washington	97	21,769,287	5.25	5.614	720	76.7
Florida	67	12,447,781	3.00	5.958	713	76.1
Idaho	66	10,664,639	2.57	6.011	706	78.8
Oregon	54	10,104,215	2.43	5.790	711	74.8
North Carolina	51	9,850,625	2.37	5.763	715	73.3
Texas	32	9,159,464	2.21	5.759	698	75.2
Colorado	40	7,282,191	1.75	5.775	730	79.4
Massachusetts	22	6,816,351	1.64	6.177	707	73.7
Tennessee	32	5,405,118	1.30	5.805	716	76.0
Utah	36	5,359,287	1.29	5.812	719	74.4
District of Columbia	15	4,520,080	1.09	6.066	709	77.9
Missouri	24	4,250,081	1.02	6.088	723	74.9
<Others>	177	37,344,097	9.00	5.929	712	75.0
	1,746	415,005,523	100.00	5.847	717	75.4

Next Rate Adjustment Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2009-01	1	2,703,705	0.65	5.875	727	64.4
2009-04	1	246,196	0.06	5.750	730	90.0
2009-05	2	856,634	0.21	4.901	702	64.7
2009-06	4	1,003,701	0.24	5.506	755	72.4
2009-07	46	10,516,842	2.53	5.995	713	75.4
2009-08	922	219,236,397	52.83	5.858	717	75.5
2009-09	770	180,442,048	43.48	5.831	717	75.4
	1,746	415,005,523	100.00	5.847	717	75.4

Rate Frequency Change	#	Curr UPB	% Total	WAC	FICO	OLTV
6 Months	1,746	415,005,523	100.00	5.847	717	75.4
	1,746	415,005,523	100.00	5.847	717	75.4

Margin	#	Curr UPB	% Total	WAC	FICO	OLTV
2.25	1,745	414,671,823	99.92	5.847	717	75.4
2.75	1	333,700	0.08	5.250	748	79.1
WtAvg 2.25	1,746	415,005,523	100.00	5.847	717	75.4

Initial Cap	#	Curr UPB	% Total	WAC	FICO	OLTV
6.00 - 6.00	1,746	415,005,523	100.00	5.847	717	75.4
WtAvg 6.00	1,746	415,005,523	100.00	5.847	717	75.4

Periodic Cap	#	Curr UPB	% Total	WAC	FICO	OLTV
2.00 - 2.00	1,746	415,005,523	100.00	5.847	717	75.4
WtAvg 2.00	1,746	415,005,523	100.00	5.847	717	75.4

Lifetime Maximum	#	Curr UPB	% Total	WAC	FICO	OLTV
10.50 - 10.50	2	457,600	0.11	4.500	737	80.0
10.51 - 11.00	33	6,570,964	1.58	4.901	738	70.1
11.01 - 11.50	532	114,692,213	27.64	5.387	725	74.7
11.51 - 12.00	775	183,145,213	44.13	5.795	717	75.0
12.01 - 12.50	269	73,095,379	17.61	6.312	708	75.6
12.51 - 13.00	132	35,601,319	8.58	6.774	704	79.6
13.01 - 13.25	3	1,442,835	0.35	7.245	703	71.4
WtAvg 11.85	1,746	415,005,523	100.00	5.847	717	75.4

Life Floor	#	Curr UPB	% Total	WAC	FICO	OLTV
2.250	1,745	414,671,823	99.92	5.847	717	75.4
2.750	1	333,700	0.08	5.250	748	79.1
WtAvg 2.25	1,746	415,005,523	100.00	5.847	717	75.4

Origination Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2003-12	1	2,703,705	0.65	5.875	727	64.4
2004-03	1	246,196	0.06	5.750	730	90.0
2004-04	2	856,634	0.21	4.901	702	64.7
2004-05	4	1,003,701	0.24	5.506	755	72.4
2004-06	35	8,657,818	2.09	6.050	709	74.8
2004-07	916	216,745,340	52.23	5.854	716	75.4
2004-08	787	184,792,129	44.53	5.835	717	75.6
	1,746	415,005,523	100.00	5.847	717	75.4

Maturity Date	#	Curr UPB	% Total	WAC	FICO	OLTV
2034-01	1	2,703,705	0.65	5.875	727	64.4
2034-04	1	246,196	0.06	5.750	730	90.0
2034-05	2	856,634	0.21	4.901	702	64.7
2034-06	4	1,003,701	0.24	5.506	755	72.4
2034-07	46	10,516,842	2.53	5.995	713	75.4
2034-08	922	219,236,397	52.83	5.858	717	75.5
2034-09	770	180,442,048	43.48	5.831	717	75.4
	1,746	415,005,523	100.00	5.847	717	75.4

Conforming Flag	#	Curr UPB	% Total	WAC	FICO	OLTV
No	244	132,244,216	31.87	6.056	715	73.3
Yes	1,502	282,761,306	68.13	5.749	717	76.3
	1,746	415,005,523	100.00	5.847	717	75.4